UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 1, 2017
Date of Report (date of earliest event reported)

NOVUME SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-55833	81-56266334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14420 Albermarle Point Place, Suite 200,
Chantilly, VA 20151
(Address of principal executive offices)

(703) 953-3838
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information below in Item 2.01 regarding the Registration Rights Agreement and the Wells Fargo Guaranty Agreements are incorporated herein by reference in response to this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2017, Novume Solutions, Inc., a Delaware corporation (“Novume” or the “Company”), completed its previously announced acquisition (the “Mergers”) of Global Technical Services, Inc. a Texas corporation (“GTS”) and Global Contract Professionals, Inc., a Texas corporation (“GCP”) pursuant to the terms of an Agreement and Plan of Merger, dated September 21, 2017 (the “Merger Agreement”), by and among Novume, Global Technical Services Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Novume (“GTS Merger Sub”), Global Contract Professionals Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Novume (“GCP Merger Sub”), GTS, GCP, and the sole stockholder of GTS and GCP (the “Stockholder”), as previously disclosed in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on September 22, 2017 (the “Merger Agreement Form 8-K”).

Upon the consummation of the Mergers, the Stockholder received (a) $750,000 in cash, subject to certain reductions in accordance with the Merger Agreement, (b) 300,000 shares of Novume common stock (the “Novume Common Stock”) and (c) 240,861 shares of Novume Series B Cumulative Convertible Preferred Stock (the “Novume Series B Preferred Stock”) (together, the “Merger Consideration”). The amount of shares of Novume Series B Preferred Stock issued to the Stockholder was tied to the five (5) day VWAP (volume-weighted average price as defined in the Certificate of Designations creating the Series B Preferred Stock) of Novume Common Stock prior to October 1, 2017, which was approximately $1.9713 per share.

In addition to the Merger Consideration, Novume paid $365,036.55 to satisfy in full all of the outstanding debt of GTS and GCP at closing, except for certain intercompany debt and ordinary course debt, and amounts due under (a) the Secured Account Purchase Agreement dated August 22, 2012 by and between GTS and Wells Fargo Bank, National Association (the “GTS Wells Fargo Credit Facility”) and (b) the Secured Account Purchase Agreement dated August 22, 2012 by and between GCP and Wells Fargo Bank, National Association (the “GCP Wells Fargo Credit Facility” and together with the GTS Wells Fargo Credit Facility, the “Wells Fargo Credit Facilities”), which will remain in effect following the consummation of the Mergers. In connection with the Wells Fargo Credit Facilities, Novume has delivered to Wells Fargo Bank, National Association, general continuing guaranties dated September 29, 2017 and effective October 3, 2017 (the “Wells Fargo Guaranty Agreements”), guaranteeing the Guaranteed Obligations of GTS and GCP (as defined in the Wells Fargo Guaranty Agreements) under the Wells Fargo Credit Facilities, and has paid $175,000 in the aggregate to reduce the current borrowed amounts under the Wells Fargo Credit Facilities as of the closing date. Copies of the Wells Fargo Guaranty Agreements are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Furthermore, as additional consideration for the cancellation of the Promissory Note (the “Promissory Note”) issued by GTS for the benefit of G&W Ventures, Inc., Novume issued 75,000 shares of Novume Common Stock to G&W Ventures, Inc. upon the consummation of the Mergers.

The shares of Novume Common Stock and Novume Series B Preferred Stock issued in the Mergers were issued in reliance upon the exemptions from registration under the Securities Act of 1933, as amended, provided by Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Merger Agreement Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

In connection with the consummation of the Mergers, and pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”), dated October 1, 2017 by and among the Company, the Stockholder and G&W Ventures, Inc., the Company has agreed to provide certain piggyback registration rights to the Stockholder and G&W Ventures, Inc. in respect of the Novume Common Stock issued to the Stockholder as Merger Consideration and issued to G&W Ventures, Inc. for the cancellation of the Promissory Note, and the Novume Common Stock underlying the Novume Series B Preferred Stock issued to the Stockholder as Merger Consideration (collectively, the “Registrable Securities”). Specifically, following the Company’s initial public offering, the Company has agreed to use commercially reasonable efforts to include the Registrable Securities in any registration statement that the Company proposes to register any of its securities for its own account or on behalf of any of its other stockholders (other than in connection with a registration relating solely to the sale of shares to the Company’s employees).

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified by reference in its entirety to the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information above in Item 2.01 regarding the Wells Fargo Credit Facilities and the Wells Fargo Guaranty Agreements are incorporated herein by reference in response to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information above in Item 2.01 regarding the issuance of the Novume Common Stock and Novume Series B Preferred Stock is incorporated herein by reference in response to this Item 3.02.

The Certificate of Designations of the Novume Series B Preferred Stock (the “Certificate of Designations”) was approved by the Board of Directors of the Company on September 27, 2017, filed with the Delaware Secretary of State on September 29, 2017, and effective on October 1, 2017. The rights, preferences and privileges of the Novume Series B Preferred Stock are set forth in the Certificate of Designations, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K, and described more fully in the Merger Agreement Form 8-K under the heading “Novume Series B Preferred Stock”, both of which are incorporated herein by reference

Item 3.03 Material Modification to Rights of Security Holders

The information above in Items 2.01 and 3.02 regarding the Novume Common Stock and Novume Series B Preferred Stock and the Certificate of Designations of the Novume Series B Preferred Stock is incorporated herein by reference in response to this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information above in Items 2.01 and 3.02 regarding the Novume Series B Preferred Stock and the Certificate of Designations of the Novume Series B Preferred Stock is incorporated herein by reference in response to this Item 5.03.

Item 8.01 Other Events.

On October 4, 2017, Novume, GTS and GCP issued a joint press release announcing, among other things, the consummation of the Mergers. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information

This announcement is neither an offer to sell, nor a solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The securities described herein have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act, and applicable state securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Registration Rights Agreement, dated October 1, 2017, by and among Novume Solutions, Inc., G&W Ventures, and Paul Milligan
4.2	Certificate of Designations of Novume Series B Cumulative Convertible Preferred Stock
10.1
General Continuing Guaranty, dated September 29, 2017 and effective on October 3, 2017, by and between Wells Fargo Bank, National Association and Novume Solutions, Inc. for Global Technical Services, Inc.

10.2
General Continuing Guaranty, dated September 29, 2017 and effective on October 3, 2017, by and between Wells Fargo Bank, National Association and Novume Solutions, Inc. for Global Contract Professionals, Inc.

99.1	Press release dated October 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUME SOLUTIONS, INC.

By:	/s/ Robert A. Berman
Name:	Robert A. Berman
Title:	Chief Executive Officer

Date: October 4, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Registration Rights Agreement, dated October 1, 2017, by and among Novume Solutions, Inc., G&W Ventures, and Paul Milligan.
4.2	Certificate of Designations of Novume Series B Cumulative Convertible Preferred Stock.
10.1
General Continuing Guaranty, dated September 29, 2017 and effective on October 3, 2017, by and between Wells Fargo Bank, National Association and Novume Solutions, Inc. for Global Technical Services, Inc.

10.2
General Continuing Guaranty, dated September 29, 2017 and effective on October 3, 2017, by and between Wells Fargo Bank, National Association and Novume Solutions, Inc. for Global Contract Professionals, Inc.

99.1	Press release dated October 4, 2017.